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                          RJR Nabisco Holdings Corp.

               (Name of Registrant as Specified In Its Charter)

                          RJR Nabisco Holdings Corp.

                  (Name of Person(s) Filing Proxy Statement)

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                              [RJR NABISCO logo]

                              Steven F. Goldstone
                                   President
                                      and
                            Chief Executive Officer



                                                   February    , 1996


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Dear          :


                                told me that you and he had a good
conversation on                   .

               I appreciate your views that public messages can sometimes be more useful to you than private conversations with management. But as discussed with you, the message in this case would encourage and support Mr. LeBow, whose presence causes very real disruptions to the tobacco business. We are working hard to get that business to perform this year, and as one of our largest shareholders, I hope you can help us.

               Please give us your support. If you have any questions, you can reach me at (212) 258-5618.


                                       Sincerely,



                                       /s/ Steven F. Goldstone